SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a party other than the Registrant [   ]

Check the appropriate box:

[ ]      Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]      Definitive Proxy Statement
[ ]      Definitive Additional Materials
[ ]      Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                               DRYCLEAN USA, Inc.
                (Name of Registrant as Specified in Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]      No fee required

[ ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

         1) Title of each class of securities to which transaction applies:

         2)       Aggregate number of securities to which transaction applies:

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

         4)       Proposed maximum aggregate value of transaction:

         5)       Total fee paid:

[ ]      Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)       Amount Previously Paid:

         2)       Form, Schedule or Registration Statement No.:

         3)       Filing Party:

         4)       Date Filed:

                               DRYCLEAN USA, Inc.
                              290 N.E. 68th Street
                              Miami, Florida 33138

                                 --------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON NOVEMBER 19, 2004

                                 --------------

                                                                  Miami, Florida
                                                                October 25, 2004
To the Stockholders of
DRYCLEAN USA, Inc.:

         NOTICE IS HEREBY GIVEN that the 2004 Annual Meeting of Stockholders of DRYCLEAN USA, Inc., a Delaware corporation (the "Company"), will be held on Friday, November 19, 2004, at 11:00 A.M., Eastern standard time, at the offices of the Company and the Company's subsidiary, Steiner-Atlantic Corp., 290 N.E. 68th Street, Miami, Florida, for the purpose of considering and acting upon the following matters:

         (1) The election of seven (7) directors to serve until the next annual meeting of stockholders and until the election and qualification of their respective successors; and

         (2) The transaction of such other business as may properly be brought before the meeting or any adjournments or postponements thereof.

         The Board of Directors has fixed the close of business on October 8, 2003 as the record date for the determination of stockholders entitled to notice of, and to vote at, the meeting.

                                    By Order of the Board of Directors,

                                             Lloyd Frank,
                                               Secretary

The return of your signed proxy as promptly as possible will greatly facilitate arrangements for the meeting. No postage is required if the proxy is returned in the enclosed envelope and mailed in the United States.

                               DRYCLEAN USA, Inc.
                              290 N.E. 68th Street
                              Miami, Florida 33138

                                ----------------

                                 PROXY STATEMENT
                       For Annual Meeting of Stockholders
                         To be Held on November 19, 2004
                                ----------------

                                  INTRODUCTION

         This Proxy Statement, to be mailed to stockholders on or about October 25, 2004, is furnished in connection with the solicitation by the Board of Directors of DRYCLEAN USA, Inc., a Delaware corporation (the "Company"), of proxies in the accompanying form (the "Proxy" or "Proxies") for use at the 2004 Annual Meeting of Stockholders of the Company (the "Meeting") to be held on Friday, November 19, 2004, and at any adjournments or postponements thereof. The Meeting will be held at the place and time stated in the notice attached hereto.

         All Proxies properly and timely received will be voted in accordance with the specifications made thereon or, in the absence of any specification, for the election of all of the nominees named herein to serve as directors. Any Proxy given pursuant to this solicitation may be revoked by the person giving it provided such notice or new proxy is received before the vote by (i) notice in writing or by a later dated proxy received by the Company at 290 N.E. 68th Street, Miami, Florida 33138, Attention: President, or (ii) by voting in person at the Meeting.

         Only holders of record of the Company's Common Stock (the "Common Stock") as of the close of business on October 8, 2004 (the "Record Date") are entitled to notice of, and to vote at, the Meeting or any adjournments or postponements thereof for which a new record date is not fixed. As of the close of business on the Record Date, there were issued and outstanding 7,024,450 shares of Common Stock. Stockholders whose Common Stock is held in "street name" (that is, whose shares are held by, and registered in the name of, a broker or other nominee) who wish to vote at the Meeting will need to obtain a proxy form from the institution that holds their shares and follow the voting instructions on that form.

         The presence, in person or represented by proxy, of a majority of the outstanding Common Stock will constitute a quorum for the transaction of business at the Meeting. Brokers that are members of the New York Stock Exchange have discretion to vote the shares of their clients that the broker holds in street name for its customers but as to which the broker has received no voting direction from the beneficial owner of the shares with respect to non-contested elections of directors and certain other matters. Brokers are, therefore, expected to vote such shares on the election of directors. If a broker, nominee or other fiduciary holding shares in "street name" votes some, but not all, of the shares held by it as record owned for one or more beneficial owner of shares on one or more matters, the shares not voted by it on a matter are called "broker non-votes." Proxies submitted which contain abstentions or broker non-votes will be deemed present at the Meeting for determining the presence of a quorum.

         Each share of Common Stock held as of the Record Date is entitled to one vote on each matter to be acted upon at the Meeting. A plurality of the votes (that is, the seven persons receiving the highest number of affirmative votes) of the shares present in person or represented by proxy at the Meeting and entitled to vote on the election of directors will be required for the election of directors. Accordingly, shares as to which authority to vote is withheld from Proxies, abstentions and broker non-votes will have no effect on the outcome of the vote on the election of directors. While the Company knows of no matters other than the election of directors to be brought before the Meeting (see "Miscellaneous - Other Matters"), if any other matters are brought before the Meeting, under Delaware law approval thereof will require the affirmative vote of either (depending on the nature of the matter) a majority of the Common Stock present in person or represented by proxy at the Meeting and entitled to vote on the subject matter or a majority of all outstanding shares of Common Stock. Abstentions will have the effect of a negative vote on all such matters. Broker non-votes will have no effect on the outcome of the vote on a matter requiring approval by a majority of those entitled to vote on the matter, but will have the effect of a negative vote on any matter requiring approval by a majority of all outstanding shares of Common Stock.

                         OWNERSHIP OF CERTAIN BENEFICIAL
                              OWNERS AND MANAGEMENT

         The following table sets forth information, as at September 30, 2004, with respect to the shares of Common Stock that are beneficially owned by (i) any person (including any "group," as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934) who is known to the Company to be the beneficial owner of more than five percent of the Company's outstanding Common Stock, (ii) the executive officers of the Company named in the Summary Compensation Table under the caption "Executive Compensation," below, (iii) each director and nominee to serve as a director of the Company and (iv) all executive officers and directors of the Company as a group:

                                                     Amount and
                                                     Nature of
                                                     Beneficial                  Percent
         Beneficial Owner                            Ownership (1)              of Class (2)
         ----------------                            -------------              ------------
         William K. Steiner                           1,550,977                   22.1% (3)
         290 N.E. 68th Street
         Miami, FL  33138

         Alan I. Greenstein                           1,518,200                   21.6% (3)
         290 N.E. 68th Street
         Miami, FL  33138

         Michael S. Steiner                           1,510,577                   21.5% (3)
         290 N.E. 68th Street
         Miami, FL  33138

         Venerando J. Indelicato                        304,937  (4)                4.3%

         David Blyer                                     10,000  (5)                 *

         Lloyd Frank                                     34,119  (6)                 *

         Alan M. Grunspan                                21,500  (7)                 *

         Stuart Wagner                                   15,000  (8)                 *

         Executive officers and                        4,965,310 (9)               70.4%
         directors as a group
         (7 persons)

---------------------------
Footnotes appear on the following page.

(1) Except as noted in the following footnotes, all beneficially owned shares are owned with sole voting and investment power.

(2)      Asterisk indicates less than one percent.

(3) See "Stockholders Agreement," below, for information regarding a Stockholders Agreement entered into among William K. Steiner, Michael
         S. Steiner and Alan I. Greenstein pursuant to which they have agreed to vote an aggregate of 4,520,954 shares (64.4%) of the Company's outstanding Common Stock for the election of those persons designated between them as the directors of the Company. As a result, and giving effect to the additional shares owned by each that are not subject to the Stockholders Agreement, Messrs. William K. Steiner, Michael S. Steiner and Alan I. Greenstein may be, deemed to be the beneficial owners of 4,561,454 (64.9%), 4,521,054 (64.5%) and 4,539,154 (64.7%),
         respectively, of the Company's Common Stock, of which 40,500, 100 and 18,200 shares of the Company's Common Stock, respectively, are held by them with sole voting power and, in each case, 4,520,954 shares are held with shared voting power. Each has sole dispositive power of all of the shares reflected as beneficially owned by him in the table.

(4) Includes (a) 163,718 shares (2.3% of the Company's outstanding Common Stock) owned by Mr. Indelicato and his wife as co-trustees under his living trust under which the sole lifetime beneficiary is Mr. Indelicato and (b) 141,219 shares (2.0% of the Company's outstanding Common Stock) owned by Mr. Indelicato and his wife as co-trustees under the living trust of Mr. Indelicato's wife under which the sole lifetime beneficiary is Mr. Indelicato's wife. Mr. Indelicato disclaims beneficial ownership of the shares owned by his wife's living trust.

(5) Represents shares which are not outstanding but which are subject to issuance upon the exercise of a stock option that is presently exercisable in full.

(6) Includes 21,494 shares owned by Mr. Frank's wife, as to which Mr. Frank disclaims beneficial ownership.

(7) Includes 10,000 shares which are not outstanding but which are subject to issuance upon the exercise of a stock option that is presently exercisable in full.

(8) Represents (a) 5,000 shares owned by Mr. Wagner's wife, as to which Mr. Wagner disclaims beneficial ownership, and (b) 10,000 shares which are not outstanding but which are subject to issuance upon the exercise of a stock option that is presently exercisable in full.

(9) Includes (a) 26,494 shares owned by spouses of directors, as to which such directors disclaim beneficial ownership, and (b) 30,000 shares which are not outstanding but which are subject to issuance upon the exercise of stock options that are presently exercisable in full.

Stockholders Agreement

         On July 22, 2004, Alan I. Greenstein purchased 750,000 shares of the Company's Common Stock from each of William K. Steiner and Michael S. Steiner. Contemporaneously therewith, these three stockholders entered into a Stockholders Agreement (the "Stockholders Agreement") pursuant to which William
K. and Michael S. Steiner (together with any transferees to whom either of them transfers Shares, as defined below, to the extent of the Shares so transferred, collectively, the "Steiner Family Stockholders") and Mr. Greenstein (together with any transferee to whom he transfers Shares, to the extent of the Shares so transferred, collectively, the "Greenstein Stockholders") have agreed, except to the extent otherwise agreed from time to time by (a) the holders of a majority of the Shares held by the Greenstein Stockholders and (b) the holders of a majority of the Shares held by the Steiner Family Stockholders, to vote the 1,510,477, 1,510,477 and 1,500,000 shares of the

Company's'  Common Stock currently own of record by William K. Steiner,  Michael
S. Steiner and Mr. Greenstein, respectively (collectively the "Shares"), to elect as directors of the Company (x) one designee as may be selected by the holders of a majority of the Shares held by the Greenstein Stockholders and (y) such other designees as may be selected by the holders of a majority of the Shares held by the Steiner Family Stockholders. Should any designee of the Greenstein Stockholders or the Steiner Family Stockholders resign, determine not to seek re-election to the Company's Board of Directors, be removed from office, die, become incapacitated or otherwise cease to serve on the Board, and should such designee not be replaced by the Board with the a designee recommended to the Board by the stockholder group who designated the director being replaced, or should such designee's term of office expire, the parties to the Stockholders Agreement are to take all such action as may be permitted under the Company's Certificate of Incorporation or By-laws and laws of its state of incorporation to promptly call a special or other meeting of stockholders of the Company and vote, or execute a written consent, to elect as the successor to such former director a person designated by the holders of a majority of the Shares held by the stockholder group whose designee is to be replaced. The Stockholders Agreement is to terminate on the earliest to occur of (i) the date agreed to in writing by the owners of record of a majority of the Shares and (ii) the liquidation of the Company or the Company's merger with, or sale of substantially all of its assets to, or another change in control transaction with, another entity that is approved by the Board, following which transaction or series of transactions the stockholders of the Company immediately prior to the first of such transactions do not own more than 50% of the outstanding voting power of the resulting entity at the effective date of the last of such transactions. The slate of nominees proposed in this Proxy Statement to serve as directors was approved by each of William K. Steiner, Michael S. Steiner and Alan I. Greenstein.


                              ELECTION OF DIRECTORS

         Unless otherwise directed, the persons named in the enclosed Proxy intend to cast all votes pursuant to Proxies received for the election of Messrs. Michael S. Steiner, William K. Steiner, Venerando J. Indelicato, David Blyer, Lloyd Frank, Alan M. Grunspan and Stuart Wagner (said persons being hereinafter referred to as the "nominees") as directors upon their nomination at the Meeting. Directors elected at the Meeting will serve until the next Annual Meeting of Stockholders and until their respective successors are elected and qualified. All nominees were elected by stockholders at the Company's 2003 Annual Meeting of Stockholders.

         In the event that any of the nominees should become unavailable to serve as a director for any reason, the holders of Proxies have discretionary authority to vote for one or more alternate nominees who may be designated by the Board of Directors. The Company believes that all of the nominees are available to serve as directors.

Background of Nominees

         Michael S. Steiner, 48, has been President, Chief Executive Officer and a director of the Company since the effectiveness of the merger of Steiner-Atlantic Corp. ("Steiner") with and into a subsidiary of the Company on November 1, 1998 (the "Merger") and President and Chief Executive Officer of Steiner since 1988.

         William K. Steiner, 74, has been Chairman of the Board and a director of the Company since the effectiveness of the Merger on November 1, 1998 and Chairman of the Board of Steiner since he founded Steiner in 1960.

         Venerando J. Indelicato, 71, was President of the Company from December 1967 until the effectiveness of the Merger on November 1, 1998 and since that time has been Treasurer and Chief Financial Officer of the Company. Mr. Indelicato has been a director of the Company since 1966.

         David Blyer, 44, has served as a director of the Company since the effectiveness of the Merger on November 1, 1998. Mr. Blyer was Chief Executive Officer and President of Vento Software, a developer of software for specialized business applications, from 1994, when he co-founded that company, until mid-2002. Since that time, Mr. Blyer has been an independent consultant.

         Lloyd Frank, 79, has been a director of the Company since 1977. Mr. Frank was a member of Jenkens & Gilchrist Parker Chapin LLP and its predecessor from 1977 until the end of 2003 and has been counsel to that firm since January 2004. The Company retained Jenkens & Gilchrist Parker Chapin LLP during the Company's last fiscal year and is retaining that firm during the Company's current fiscal year. Mr. Frank is also a director of Park Electrochemical Corp. and Volt Information Sciences, Inc.

         Alan M. Grunspan, 44, has served as a director of the Company since May 1999. Mr. Grunspan has been a member of the law firm of Kaufman Dickstein & Grunspan P.A. since 1991.

         Stuart Wagner, 72, has served as a director of the Company since the effectiveness of the Merger on November 1, 1998. From 1975 to 1997, Mr. Wagner served as President of Wagner Products Corp., a manufacturer and distributor of products in the HVAC industry, a company which he founded, and served as a consultant to Diversified Corp., which acquired Wagner Products Corp., from 1997 until 1999.

         Michael S. Steiner is the son of William K. Steiner. There are no other family relationships among any of the directors and executive officers of the Company. All directors serve until the next annual meeting of stockholders and until the election and qualification of their respective successors. All officers serve at the pleasure of the Board of Directors.

Directors' Independence

         The Board of Directors has determined that David Blyer, Lloyd Frank, Alan Grunspan and Stuart Wager (constituting a majority of the Board of Directors) are "independent directors" pursuant to Section 121A of the standards for listing of the American Stock Exchange LLC ("AMEX"), on which the Company's Common Stock is listed. In reaching its conclusion, the Board determined that these individuals do not have a material relationship with the Company that would interfere with their exercise of independent judgment, and do not have any of the specific relationships set forth in that Section that would disqualify them from being considered independent directors.

Controlled Company

         As a result of the Stockholders Agreement, Messrs. William K. Steiner, Michael S. Steiner and Alan I. Greenstein are a group with shared voting power over an aggregate of 64.4% of the Company's Common Stock. They own an additional ..8% of the Company's Common Stock which is not subject to the Stockholders Agreement. Accordingly, the Company is a "controlled company" under the listing standards of AMEX. Therefore, the Company is not subject to AMEX's rules otherwise requiring companies like the Company to have a Board of Directors consisting of at least 50% "independent directors," governing the determination of executive compensation and governing the nomination of directors. The Company has, however, voluntarily complied with AMEX's minimum independent director and executive compensation determination rules.

Meetings of the Board of Directors

         During the Company's fiscal year ended June 30, 2004, its Board of Directors held five meetings. Each director attended each of the meetings of the Board of Directors and the committees on which he served that were held during that fiscal year.

         It is the Company's policy that, absent extenuating circumstances, all members of the Board of Directors attend meetings of stockholders. All seven members of the Board attended the Company's 2003 Annual Meeting of Stockholders.

Committees of the Board

         The Board of Directors has standing Audit and Compensation Committees. The Board does not have a standing Nominating Committee.

         The Board's Audit Committee consists of Alan M. Grunspan (Chairman), David Blyer and Stuart Wagner. The Audit Committee provides assistance to the Company's Board of Directors in fulfilling the Board's oversight responsibilities. The Audit Committee operates under a written charter adopted by the Board of Directors, which the Committee annually reviews, assesses and, with respect to which, if it deems it appropriate, recommends changes to the Board. A copy of the Audit Committee's charter is attached to this Proxy Statement as Appendix "A." Under its charter, the Audit Committee serves as an independent and objective party to monitor the Company's financial and accounting reporting process and internal control system; reviews and appraises the performance, qualifications and independence of the Company's independent auditor; and provides an open avenue of communication among the Company's independent auditor, financial and senior management and the Board. Among other things, the Audit Committee reviews the financial reports and other financial information provided by the Company to the Securities and Exchange Commission and the public; the Company's systems of internal controls; and the Company's auditing, accounting and financial reporting processes generally. The Audit Committee also is responsible for the appointment and retention of, and oversees the work of, the Company's independent auditor, confirms the independence of the independent auditor and approves the fees and other compensation to be paid to the independent auditors. A report of the Audit Committee appears under the caption "Audit Committee Report," below. The Audit Committee held five meetings during the year ended June 30, 2004.

         The Board of Directors has concluded that each of the members of the Audit Committee is an "independent director" under Section 121A of the standards for listing of the AMEX, as well as Rule 10A-3 promulgated by the Securities and Exchange Commission (the "SEC") under the Securities Exchange Act of 1934, and is able to read and understand fundamental financial statements, including a company's balance sheet, income statement and cash flow statement. The Board of Directors has concluded that Stuart Wagner, a member of the Audit Committee, is an "audit committee financial expert," within the meaning of Item 401(h) of Regulation S-K promulgated by the SEC, and is independent.

         The members of the Compensation Committee are David Blyer, Lloyd Frank and Stuart Wagner, each of whom are "independent directors" under Section 121A of the AMEX listing standards for purposes of sitting on the Company's Compensation Committee. This Committee determines the compensation of all executive officers, administers the Company's employee stock option plans (including granting options), approves changes in the Company's Section 401(k) profit sharing plan and reviews the Company's other employee benefit arrangements. The Company's Chief Executive Officer is not permitted to be present during the deliberations or voting on his compensation. The Compensation Committee did not meet during the year ended June 30, 2004.

Director Nomination Process

         As a "controlled company" under AMEX's listing standards, the Company is not required to cause nominees to serve as directors to be selected or recommended to the Board by either a nominating committee comprised solely of independent directors or by a majority of the Company's independent directors. The Board of Directors has determined not to form a nominating committee because it is a "controlled company," with more than a majority of the Company's Common Stock owned by three stockholders who have agreed to vote together in the election of directors and can, therefore, elect all directors (see "Stockholders Agreement" and "Controlled Company," above) and because there has historically been few vacancies on the Board.

         Instead, the full Board of Directors, a majority of whom meet the "independent director" criteria under the AMEX listing standards, participates in the consideration of director nominees. The Board does not have a charter governing its nomination process.

         While the Board will consider nominees recommended by stockholders, it has not actively solicited recommendations from stockholders. Although the Board has not established specific minimum qualifications, or specific qualities or skills for prospective nominees, the Board will consider, among other things a potential nominee's financial and business experience, educational background, understanding of the Company's business and industry, skills that would complement rather than duplicate skills of existing Board members, demonstrated ability in his or her professional field, integrity and reputation, willingness to work productively with other members of the Board and represent the interests of stockholders as a whole, and time availability to perform the duties of a director, as well as the then current size and composition of the Board. No weight is assigned to any of the factors and the Board may change its emphasis on certain of these factors from time to time in light of the needs of the Company at the time. The Board will evaluate nominees of stockholders using the same criteria as it uses in evaluating other nominees to the Board.

         A stockholder seeking to recommend a prospective nominee should submit the recommendation to the Board in the manner described under "Stockholder Communications with Directors," below, and within the time frame described in the second sentence under the caption "Miscellaneous - Stockholder Proposals," below. The recommendation should include, in addition to the name and business or residence address of the nominee, the written consent of the person being recommended to being named in the Company's proxy statement relating to the stockholder vote on his or her election and to serving as a director if elected. The recommendation must also include all information that would be required to be disclosed concerning such nominee in solicitations of proxies for the election of directors pursuant to Regulation 14A under the Exchange Act, including, but not limited to, the information required by Items 103, 401, 403 and 404 of Regulation S-K of the SEC. In addition, the stockholder recommending the proposed nominee must provide the recommending stockholder's name, address and number of shares of the Company's Common Stock owned by such stockholder as they appear on the Company's stockholder records and the length of time the shares have been owned by the recommending stockholder (or, if held in "street name," a written statement from the record holder of the shares confirming the information concerning such stock ownership of the recommending stockholder) and whether the recommendation is being made with or on behalf of one or more other stockholders (and, if so, similar information with respect to each other stockholder with or on behalf of whom the recommendation is being made).

         Each nominee for election named in this Proxy Statement is standing for re-election. William K. Steiner, Michael S. Steiner and Alan I. Greenstein, who are parties to a Stockholders Agreement relating the voting of 64.4% of the Company's Common Stock, have agreed to vote for the nominees named in this Proxy Statement. See "Ownership of Certain Beneficial Owners and Management - Stockholders Agreement," above.

Stockholder Communications with Directors

         Stockholders may communicate directly with the Board or one or more specific directors by sending a written communication to: Board of Directors or a specific director, c/o the Company's President, 290 N.E. 68th Street, Miami, Florida 33138. The Company's President will forward the communication to the director or directors to whom it is addressed, except for communications that are (1) advertisements or promotional communications, (2) related solely to complaints by users of the Company's products or services that are ordinary course of business customer service and satisfaction issues or (3) clearly unrelated to the Company's business, industry, management, Board or committee matters. The President will make all communications not specifically address to any one director available to each member of the Board at the Board's next regularly scheduled meeting.

Codes of Business Conduct and Ethics

         The Company has adopted a Code of Business Conduct and Ethics that applies to all of its directors, officers and employees, which is supplemented by a Code of Conduct that additionally applies to its Chief Executive Officer and senior financial officers. Copies of these codes are available on the Company's website at www.drycleanusa.com by clicking on "Investors."

Audit Committee Report

         Management has the primary responsibility for the Company's financial reporting process, including its consolidated financial statements, while the Board is responsible for overseeing the Company's accounting, auditing and financial reporting practices and the Company's independent public accountants have the responsibility for the examination of the Company's annual consolidated financial statements, expressing an opinion on the conformity of those financial statements with accounting principles generally accepted in the United States and issuing a report thereon. In assisting the Board in fulfilling its oversight responsibility with respect to the Company's year ended June 30, 2004, the Audit
Committee:

o Reviewed and discussed the audited consolidated financial statements for the fiscal year ended June 30, 2004 with management and BDO Seidman, LLP ("BDO Seidman"), the Company's independent public accountants;

o Discussed with BDO Seidman the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit; and

o Received the written disclosures and the letter from BDO Seidman regarding its independence as required by Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees." The Audit Committee also discussed BDO Seidman's independence with BDO Seidman and considered whether the provision of non-audit services rendered by BDO Seidman was compatible with maintaining its independence under SEC rules governing the independence of a company's outside auditors (see "Miscellaneous - Auditors").

         Based on the foregoing review and discussions, the Audit Committee recommended to the Board that the Company's audited consolidated financial statements for the fiscal year ended June 30, 2004 be included in the Company's Annual Report on Form 10-KSB filed with the SEC that year.

                                              Respectfully,

                                              David Blyer
                                              Alan M. Grunspan
                                              Stuart Wagner

                             EXECUTIVE COMPENSATION

Summary Compensation Table

         The following table sets forth information concerning the compensation of Michael S. Steiner, the Company's only executive officer whose cash compensation exceeded $100,000 during the Company's fiscal year ended June 30, 2004 for services in all capacities to the Company during the Company's 2004, 2003 and 2002 fiscal years:

                                                                        Long-Term
                                      Annual Compensation             Compensation
      Name and                        -------------------------       ------------               All Other
Principal Position                    Year               Salary          Options               Compensation(1)
-------------------                   ----               ------       -----------------------------------------
Michael S. Steiner,                   2004            $250,000               --                    $1,000 (1)
President and Chief                   2003             250,000               --                     1,000
Executive Officer                     2002             225,000               --                       875

----------------------
(1) "All Other Compensation" for fiscal 2004 represents the Company's matching contribution in fiscal 2004 for Michael S. Steiner under the Company's Profit Sharing Plan pursuant to Section 401(k) of the Internal Revenue Code of 1986, as amended.

Option Grants and Exercises in Last Fiscal Year and Year-end Values

         No options were granted to, or exercised by, Michael S. Steiner during the Company's fiscal year ended June 30, 2004 nor were any options held by Mr. Steiner at June 30, 2004.

Standard Remuneration of Directors

         Each non-employee director receives a fee of $5,000 per annum. The Chairman of the Audit Committee (presently Alan M. Grunspan) receives an additional fee of $5,000 per annum for services in that capacity. Directors are also reimbursed for out-of-pocket expenses incurred in connection with performing their duties. In the event that the Board of Directors holds more than four meetings during a fiscal year in addition to its annual meeting held on the date of the Annual Meeting of Stockholders, each director receives $750 for each such additional meeting such director attends.

         The Company's 1994 Non-Employee Director Stock Option Plan expired as to future grants on August 23, 2004. Prior to its expiration, each non-employee director of the Company serving on August 24, 1994 was granted an option to purchase 10,000 shares of the Company's Common Stock and each person who subsequently became a non-employee director was also granted, at the time of election to the Board, an option to purchase 10,000 shares of the Company's Common Stock at an exercise price equal to 100% of the fair market value of the Company's Common Stock on the date of grant. Each option is for a term of ten years and vests over a four-year period commencing one year after the date of grant (with vesting credit given for any service on the Board of Directors prior to the date of grant).

Certain Relationships and Related Transactions

         The Company leases warehouse and office space from William K. Steiner, a principal stockholder, Chairman of the Board of Directors and a director of the Company, under a lease which expires on October 31, 2004. The lease includes a renewal option for a ten-year term at a rent to be agreed upon by the parties. Annual rental under this lease is approximately $83,200. The Company is in the process of negotiating a renewal of this lease.

                                  MISCELLANEOUS

Auditors

         BDO Seidman, LLP ("BDO Seidman") has acted as the Company's independent auditors since the Company's 1999 fiscal year. The 2004 Annual Report to Stockholders of the Company, including financial statements and report thereon of BDO Seidman, accompanies this Proxy Statement but is not incorporated in and is not to be deemed a part of this Proxy Statement. The Company's Audit Committee has selected BDO Seidman to act as independent auditors for the Company during the year ending June 30, 2005. The Audit Committee nevertheless retains the discretion to select different auditors should it then deem it in the Company's interests. Representatives of BDO Seidman are expected to be present at the Meeting with the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions addressed by stockholders.

Audit Fees

         BDO Seidman's fees for its audit of the Company's annual consolidated financial statements for the year ended June 30, 2004, review of the Company's quarterly interim financial statements for fiscal 2004 and fiscal 2003 and the audit of a subsidiary's financial statements required to be included in the subsidiaries Uniform Franchise Offering Circular were $57,000 and $55,000, respectively.

Audit-Related Fees

         BDO Seidman rendered no audit related services to the Company during either fiscal 2004 or fiscal 2003.

Tax Fees

         BDO Seidman's fees billed for tax compliance, tax advise and tax planning during fiscal 2004, relating to preparing and filing of the Company's federal, state and local income tax returns for fiscal 2004 and fiscal 2003, were $5,500 and $5,000, respectively.

All Other Fees

         BDO Seidman provided no other services to the Company during either fiscal 2004 or fiscal 2003.

         In connection with the standards for independence of a company's independent public auditions, the Audit Committee has considered whether the provision of such services is compatible with maintaining the independence of BDO Seidman.

Pre-Approval of Audit and Non-Audit Services

         It is the policy of the Audit Committee that all audit, audit related, tax and other permissible non-audit services provided by the Company's independent auditor be pre-approved. It is expected that pre-approval will be for periods up to one year and be set forth in an engagement letter approved by the Audit Committee of the Board that is detailed as to the particular services or category of services to be provided and subject to a specific budget. The policy also requires additional approval of any engagements that was previously approved but is anticipated to exceed the pre-approved fee budget level. The policy permits the Chair of the Audit Committee to pre-approve the Company's principal independent auditor's services where the Company deems it necessary or advisable that such services commence prior to the next regularly scheduled meeting of the Audit Committee provided that the Audit Committee Chair is required to report to the full Audit Committee on any pre-approval determinations made in this manner.

Section 16(a) Beneficial Ownership Reporting Compliance

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors, and persons who beneficially own more than 10% of the Company's Common Stock, to file initial reports of ownership, and reports of changes of ownership, of the Company's equity securities with the SEC and furnish copies of those reports to the Company. Based solely on a review of the copies of the reports furnished to the Company to date and written representations that no other reports were required, the Company believes that all reports required to be filed by such persons with respect to the Company's fiscal year ended June 30, 2004 were timely filed.

Stockholder Proposals

         From time to time stockholders may present proposals for consideration at a meeting of stockholders which may be proper subjects for inclusion in the Company's proxy statement and form of proxy relating to that meeting. Stockholder proposals intended to be included in the Company's proxy statement and form of proxy relating to the Company's Annual Meeting of Stockholders presently scheduled to be held in November 2005 must be received by the Company at its principal executive offices, 290 N.E. 68th Street, Miami, Florida 33138, by June 27, 2005. Any such proposals, as well as any questions relating thereto, should be directed to the President of the Company. As to any proposals intended to be presented by a stockholder without inclusion in the Company's proxy statement and form of proxy for the Company's next Annual Meeting of Stockholders, the proxies named in the Company's form of proxy for that meeting will be entitled to exercise discretionary authority on that proposal unless the Company receives notice of the matter on or before September 10, 2005. However, even if such notice is timely received, such proxies may nevertheless be entitled to exercise discretionary authority on that matter to the extent permitted by SEC regulations.

Additional Information

         The cost of solicitation of Proxies, including the cost of reimbursing banks and brokers for forwarding proxy soliciting material to their principals, will be borne by the Company. Proxies may be solicited without extra compensation by certain officers and regular employees of the Company by mail and, if determined to be necessary, by telephone, telecopy, telegraph or personal interviews.

Other Matters

         The Board of Directors does not intend to bring before the Meeting any matters other than those specifically described above and knows of no matters other than the foregoing to come before the Meeting. If any other matters or motions properly come before the Meeting, it is the intention of the persons named in the accompanying form of Proxy to vote such Proxy in accordance with their judgment on such matters or motions, including any matters dealing with the conduct of the Meeting.

                                    By Order of the Board of Directors,

                                                Lloyd Frank,
                                                  Secretary

Dated:  October 25, 2004

                                                                      APPENDIX A

                               DRYCLEAN USA, Inc.

                              AMENDED AND RESTATED
                             AUDIT COMMITTEE CHARTER


I. PURPOSE

         The primary function of the Audit Committee (the "Committee") of the Board of Directors (the "Board") of DRYCLEAN USA, Inc. (the "Corporation") is to assist the Board in fulfilling its oversight responsibilities by reviewing the financial reports and other financial information provided by the Corporation to any governmental body or the public; the Corporation's systems of internal controls over financial reporting; and the Corporation's auditing, accounting and financial reporting processes generally. Consistent with this function, the Committee should encourage continuous improvement of, and should foster adherence to, the Corporation's policies, procedures and practices at all levels. The Committee's primary duties and responsibilities are to:

o        Serve  as  an   independent   and   objective   party  to  monitor  the
         Corporation's financial and accounting reporting process and internal control system.

o Review and appraise the performance, qualifications and independence of the Corporation's independent auditor.

o Provide an open avenue of communication among the independent auditor, financial and senior management and the Board.

         The Committee will fulfill these responsibilities by carrying out the activities enumerated in this Charter and such other activities consistent with this Charter as may from time to time be necessary or appropriate and assigned to it by the Board.

         The Committee's function is one of oversight only, it being understood that the Company's management is responsible for preparing the Company's financial statements and its independent auditor is responsible for auditing those financial statements. Nothing contained in this Charter is intended to, or should be construed as, creating any responsibility or liability of the members of the Committee except to the extent otherwise provided under Delaware law which shall continue to be the legal standard for the conduct of the members of the Committee.

II. COMPOSITION OF THE AUDIT COMMITTEE

         The Committee shall be comprised of at least two members of the Board, as determined by the Board. Subject to such exceptions as may pertain under applicable rules of the American Stock Exchange LLC, (the "AMEX"), each member of the Committee shall be an independent director and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee. For purposes of this Charter, the definition of independent directors will be based on the rules of the Securities and Exchange Commission (the "SEC") and the AMEX for audit committees, in each case as amended, modified or supplemented from time to time. All members of the Committee must be able to read and understand fundamental financial statements, including a company's balance sheet, income statement and cash flow statement or become able to do so within a reasonable period of time after his or her appointment to the Committee. At least one member of the Committee must have past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background which results in such member's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

         The members of the Committee shall be elected by the Board at the annual organizational meeting of the Board and shall serve at the pleasure of the Board or until their successors shall be duly elected and qualified. Unless a chairperson of the Committee (the "Chair") is elected by the Board, the members of the Committee may designate a Chair by majority vote of the full Committee membership.

III.     MEETINGS

         The Committee shall meet from time to time as called by the Chair or as requested by the Corporation's independent auditor but at least once with respect to the financial statements for each of the Corporation's first three fiscal quarters and at least once with respect to the Corporation's annual financial statements. The Committee may ask members of management or others to attend meetings of the Committee and provide pertinent information as necessary. As part of its responsibility to foster open communication, the Committee shall meet at least annually with management and the independent auditor in separate executive sessions to discuss any matters that the Committee or any of these groups believe should be discussed privately. In addition, the Committee or its Chair shall discuss with management and the independent auditor the Corporation's annual and quarterly financial statements consistent with Section IV below. The Committee shall maintain minutes or other records of meetings and activities of the Committee.

IV.      RESPONSIBILITIES AND DUTIES

         The duties of the Committee shall include the following:

Documents/Reports Review

o Review, prior to its filing or prior to its release, as the case may be, the Corporation's Annual and Quarterly Reports to be filed with the SEC on Forms 10-K, 10-KSB, 10-Q or 10-QSB and annual report to stockholders.

o Review such other reports or other financial information to be submitted to the SEC or the public as the Committee shall deem appropriate.

o In connection with the review of all such reports and financial information, consult with the Corporation's management and independent auditor as to the completeness and accuracy of such reports and financial information and discuss any significant changes in the Corporation's selection or application of accounting principles, the items required by Statement of Auditing Standards 61 as in effect at that time in the case of the annual statements and Statement of Auditing Standards 100 as in effect at that time in the case of the quarterly statements.

o        Review  with  management  and  the  independent  auditor  major  issues regarding accounting principles, critical accounting policies and practices used and to be used in the preparation of the Corporation's financial statements, significant judgments made in management's preparation of the financial statements, financial statement presentations, major issues as to the adequacy of the Corporation's internal controls and any special audit steps adopted in light of material control deficiencies therein, the effects of alternative GAAP methods on the financial statements, off-balance sheet structures and the type and presentation of information to be included in financial statements and earnings press releases (including any use of "pro forma" or "adjusted" non-GAAP, information).

o Review disclosures made to the Committee by the Corporation's principal executive officer and principal financial officer during their certification process with respect to the Reports on Forms 10-K or 10-KSB, and 10-Q or 10-Q5B about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Corporation's internal controls.

o Recommend to the Board of Directors whether the Corporation's financial statements for the year covered by such report should be included in the Corporation's Annual Report on Form 10-K or 10-KSB.

Independent Auditor

o Be directly responsible for the appointment, compensation, retention and oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting).

o        Review the performance of the independent auditor.

o Have sole authority to appoint, discharge and replace the Corporation's independent auditor, which shall report directly and be ultimately accountable to the Board and the Committee.

o Receive the written statements from the independent auditor required by Independence Standards Board Standard No. 1, as amended, modified or supplemented from time to time and, on at least an annual basis, review and engage in a dialogue with the auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the auditor and take, or recommend that the full Board take, appropriate action to oversee the independence of the auditor.

o Review the qualifications and performance of the lead partner and balance of the auditor's staff for the audit of the Corporation's financial statements.

o Discuss with the independent auditor at least annually (a) the independent auditor's internal quality-control procedures, (b) any material issues raised by the most recent internal quality-control review, or peer review, of the independent auditor, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years respecting one or more independent audits carried out by the independent auditor and (c) any steps taken by the independent auditor to deal with any such issues.

o Pre-approve all audit and permitted non-audit services to be performed by the independent auditor (including the terms of its engagement with respect thereto), explicitly and/or through policies and procedures adopted by the Committee; consider whether the provision of non-audit services is compatible with maintaining the independent auditor's independence; and approve all engagement letters between the Corporation and the independent auditor for both audit and permitted non-audit services. The Committee may delegate to one or more designated members of the Committee the authority to grant pre-approvals required by this Section provided that the decisions of the member or members to whom such authority is delegated shall be presented to the full Committee at its next scheduled meeting.

o Discuss with the independent auditor the rotation of the audit partners, including, without limitation, the lead partner and concurring or reviewing partner, pursuant to Rule 2-01(c)(6) of Regulation S-X promulgated by the SEC.

o        Set  hiring   policies  for  employees  or  former   employees  of  the
         independent auditor which shall, at a minimum, comply with Section 206 of the Sarbanes-Oxley Act of 2002.

o Present its conclusions with respect to the independent auditor to the full Board.

Financial Reporting Processes

o Review with the independent auditor its opinion about the quality and appropriateness of the Corporation's accounting principles as applied in its financial reporting.

o        Consider   and  approve,   if   appropriate,   major   changes  to  the
         Corporation's auditing and accounting principles and practices as suggested by the independent auditor or management.

o Review and discuss with management and the independent auditor and others involved in the preparation thereof, the internal control procedures to be developed by the Corporation in order to comply with
         Section 404 of the Sarbanes-Oxley Act of 2002.

Process Improvement

o Following completion of the annual audit, review separately with each of management and the independent auditor any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

o        Review  any  significant   disagreement   between  management  and  the
         independent auditor in connection with the preparation of any of the Corporation's financial statements.

o Periodically consult with the independent auditor out of the presence of management about internal controls and the completeness and accuracy of the Corporation's financial statements.

o Review with the independent auditor and management the extent to which changes or improvements in financial or accounting practices, as approved by the Committee, have been implemented.

Legal Compliance

o Review, with the Corporation's counsel, legal compliance matters, including corporate securities trading policies.

o Review with the Corporation's counsel any legal matter that could have a significant impact on the Corporation's financial statements.

Ethical Compliance

o Establish procedures for (i) the receipt, retention and treatment of complaints received by the Corporation regarding accounting, internal accounting controls or auditing matters; and (ii) the confidential, anonymous submission by employees of the Corporation of concerns regarding questionable accounting or auditing matters.

Self-Review

o        Review the Committee's performance at least annually.

o Review and reassess the adequacy of this Charter periodically, but at least annually, and update this Charter as conditions dictate.

Certain Other Authorities

o Have the authority to engage independent counsel, accountants and other advisers, as it determines necessary to carry out its duties.

o Have the authority to provide for appropriate funding, as determined by the Committee, in its capacity as a committee of the Board, for the payment of (i) compensation to any independent auditor engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Corporation; (ii) compensation to any advisers employed by the Committee; and (iii) ordinary administrative expenses of the Committee that are necessary or appropriate, in the Committee's discretion, in carrying out its duties.

Other Responsibilities

o Perform any other activities consistent with this Charter, and the Corporation's Certificate of Incorporation, By-laws and governing law, as the Committee or the Board deems necessary or appropriate.

                               DRYCLEAN USA. Inc.
|X| PLEASE MARK VOTES
    AS IN THIS EXAMPLE

PROXY FOR ANNUAL MEETING OF STOCKHOLDERS

                    November 19, 2004

This proxy is solicited on behalf of the Board of Directors

         The undersigned hereby appoints Michael S. Steiner, Venerando J. Indelicato and Lloyd Frank, and each of them, proxies, with full power of substitution, to vote at the Annual Meeting of Stockholders of DRYCLEAN USA, Inc. to be held on Friday, November 19, 2004 (including any adjournments or postponements thereof) according to the number of votes the undersigned might cast and with all powers the undersigned would possess if personally present, upon the matter specified hereon, as more fully described in the accompanying Notice of such meeting and Proxy Statement, receipt of which is hereby acknowledged, and with discretionary power upon such other business as may come before the meeting, hereby revoking any proxies heretofore given.

Election of Directors:

         MICHAEL S. STEINER, WILLIAM K. STEINER,                               For       With-      For All
         VENERANDO J. INDELICATO, DAVID BLYER,                                           hold       Except
         LLOYD FRANK, ALAN M. GRUNSPAN AND
         STUART WAGNER                                                         [ ]        [ ]         [ ]


         INSTRUCTION:     To    withhold
         authority   to  vote   for  any
         individual   nominee(s),   mark
         "For All Except" and write that
         nominee's  name  in  the  space
         provided below.


Please be sure to sign and date            Date                              Each  properly  executed  proxy
this Proxy in the box below                                                  will be voted this Proxy in the
                                                                             box  below in  accordance  with
-------------------------------------------------------------------          the specifications  made above.
                                                                             If no specifications  are made,
                                                                             the shares  represented by this
-------------------------------------------------------------------          proxy  will be voted  "FOR" all
                                                                             listed nominees.

Stockholder sign above           Co-holder (if any) sign above


------------------------------------------------------------------------------------------------------------------------------------
                              Detach above card, sign, date and mail in postage paid envelope provided.


                               DRYCLEAN USA, Inc.

--------------------------------------------------------------------------------
     Please sign your name or names exactly as set forth hereon. When stock is in the name of more than one person, each such person should sign the proxy. When signing as attorney, executor, administrator, trustee or guardian, please indicate the capacity in which you are acting. Proxies executed by corporations should be signed by a duly authorized officer.

     Stockholders who desire to have stock voted at the meeting are requested to fill in, date, sign and return this proxy. No postage is required if returned in the enclosed envelope and mailed in the United States.

                               PLEASE ACT PROMPTLY
                     SIGN, DATE & MAIL YOUR PROXY CARD TODAY
--------------------------------------------------------------------------------

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.


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